                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                                 GADZOOKS, INC.
                  (Name of Registrant As Specified in Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)      Title of each class of securities to which transaction applies:

       2)      Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               $__________ (aggregate amount to be distributed to security holders)

       4)      Proposed maximum aggregate value of transaction:

               $__________ (aggregate amount to be distributed to security holders)

       5)      Total fee paid:

               $__________

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)      Amount Previously Paid:

               ...............................................................
       2)      Form, Schedule or Registration Statement No.:

               ...............................................................
       3)      Filing Party:

               ...............................................................
       4)      Date Filed:

               ...............................................................

                                [GADZOOKS LOGO]

                                 Dallas, Texas

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            THURSDAY, JUNE 18, 1998

To the Shareholders of Gadzooks, Inc.

         The 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Gadzooks, Inc., a Texas corporation (the "Company"), will be held on Thursday, June 18 at 10:30 a.m., local time, at the Company's headquarters, 4121 International Parkway, Carrollton, Texas 75007 for the following purposes:

         1. To elect one director to serve until the 2001 Annual Meeting of Shareholders;

         2. To approve an Amendment to the Gadzooks, Inc. 1992 Incentive and Nonstatutory Stock Option Plan (the "Incentive Plan") to increase the number of shares available for issuance thereunder from 900,000 to 1,500,000;

         3. To approve Amendments to the Gadzooks, Inc. 1995 Non-Employee Director Stock Option Plan (the "Director Plan") to (i) fix the number of shares for which options will be granted to newly elected or appointed non-employee directors at 5,000 shares, (ii) fix the number of shares for which options will be granted annually to incumbent non-employee directors at 2,000 shares and have such options vest over two years, (iii) provide for a one-time grant of an option to purchase 5,000 shares to each incumbent non-employee director on the day of the Annual Meeting, (iv) accelerate the vesting and extend the exercise period of a non-employee director's options upon his cessation of service as a director if such director has served on the Board of Directors for at least five (5) consecutive years immediately preceding the date of such cessation of service, (v) change the date of the annual grant of options to each non-employee director to the third day after the Company's release of annual earnings, and (vi) increase the number of shares available for issuance under the Director Plan from 30,000 to 100,000.

         4. To approve the adoption of the Gadzooks, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan");

         5. To ratify the selection of Price Waterhouse LLP as independent auditors for the Company for the fiscal year ending January 30, 1999; and

         6. To transact all other business that may properly come before such meeting or any adjournment(s) thereof.

         The close of business on Wednesday, May 6, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. Only holders of record of the Company's common stock (the "Common Stock") at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. The Company's stock transfer books will not be closed. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any Company shareholder at the Company's headquarters, 4121 International Parkway, Carrollton, Texas 75007, for purposes pertaining to the Annual Meeting, during normal business hours for a period of 10 days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

         You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. A self-addressed, postage prepaid envelope is enclosed for your convenience. You may revoke your proxy by following the procedures set forth in the accompanying Proxy Statement.

                                         By order of the Board of Directors

                                         GADZOOKS, INC.


                                         /s/ Monty R. Standifer

                                         Monty R. Standifer
                                         Secretary

May 11, 1998

                                [GADZOOKS LOGO]

                           4121 International Parkway
                            Carrollton, Texas  75007
                                 (972) 307-5555


                             _____________________

                                PROXY STATEMENT
                             _____________________


                    SOLICITATION AND REVOCABILITY OF PROXIES

         The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting to be held on Thursday, June 18, 1998, at 10:30 a.m., local time, at the Company's headquarters, 4121 International Parkway, Carrollton, Texas, (972) 307-5555, or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") will be conducted primarily by mail. ChaseMellon Shareholder Services, L.L.C. has been retained to assist the Company in the solicitation of proxies in connection with the Annual Meeting for a fee of approximately $5,000, plus out-of-pocket expenses. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. These persons will receive no special compensation for any solicitation activities. The Company will, upon request, reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Common Stock. The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy were first mailed to shareholders of the Company on or about May 11, 1998.

         The enclosed proxy, although executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy bearing a later date, (b) by written notice of revocation to the Secretary of the Company at the address set forth above, or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by proxies will be voted at the Annual Meeting.

         At the close of business on May 6, 1998, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 8,819,010 shares of Common Stock, each of which is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting. All share amounts and prices stated in this Proxy Statement are adjusted to give retroactive effect to the Company's 50% stock dividend paid on May 30, 1996.

                            A.  ELECTION OF DIRECTOR

         One director is to be elected at the Annual Meeting. Robert E.M. Nourse has been nominated to serve as a director and, if elected, will serve until the Company's Annual Meeting of Shareholders in 2001 and until his successor shall have been duly elected and qualified or until his earlier death, disqualification or removal from office. The nominee for director currently serves as a director of the Company. Under the Bylaws of the Company and consistent with Texas law, directors shall be elected by plurality vote at each annual meeting of shareholders at which a quorum is present and, accordingly, abstentions and "broker non-votes" will have no effect on the election of directors except in determining if a quorum is present. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Shareholders may not cumulate their votes in the election of directors.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy, if signed and returned, will be voted for the election of the below-listed nominee. Although the Board of Directors does not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. NOURSE TO THE BOARD OF DIRECTORS.

         The following table sets forth certain information regarding the director nominee and the other directors of the Company:

                                                                                SERVED AS        DIRECTOR'S
NAME                                      AGE         POSITION                DIRECTOR SINCE     TERM ENDING
----                                      ---         --------                --------------     -----------
Gerald R. Szczepanski . . . . . . . .      49    Chairman of the Board,             1983             2000
                                                 President, Chief
                                                 Executive Officer
                                                 and Director
Alan W. Crites  . . . . . . . . . . .      45    Director                           1992             2000
G. Michael Machens  . . . . . . . . .      47    Director                           1992             1999
Robert E.M. Nourse  . . . . . . . . .      59    Director                           1993             1998
Lawrence H. Titus, Jr.  . . . . . . .      47    Director                           1983             1999

         GERALD R. SZCZEPANSKI, a co-founder of the Company, has served as Chairman of the Board and Chief Executive Officer of the Company since July 1994 and President of the Company since July 1995. From January 1983 until July 1994, Mr. Szczepanski was President of the Company. Mr. Szczepanski has been a Director of the Company since January 1983. Prior to founding the Company, from 1977 to 1983 Mr. Szczepanski was a Vice President of T-Shirts Plus, a chain of 300 franchised retail t-shirt stores located throughout the United States. Mr. Szczepanski has a total of 21 years experience in the retail business.

         ALAN W. CRITES has served as a Director of the Company since January 1992. Mr. Crites is currently a General Partner of InterWest Partners, a venture capital firm, where he focuses on the health care and nontechnology sectors. Prior to joining InterWest in November 1989, Mr. Crites was employed with General Electric Company for 15 years, during four of which Mr. Crites served as general manager of the GE Computer Service business. Mr. Crites is also a director of Oacis Healthcare Systems, Inc., a healthcare information systems company.

         G. MICHAEL MACHENS has served as a Director of the Company since January 1992. Mr. Machens is currently a General Partner of Phillips-Smith Specialty Retail Group, a specialty retail venture capital firm. Prior to joining Phillips-Smith in 1989, Mr. Machens served as Chief Financial Officer of Blockbuster Entertainment, Chief Financial Officer of Compco Computer Centers, and Controller of Pearle Health Services, Inc. Mr. Machens serves as a director of several privately held retail companies.

         ROBERT E.M. NOURSE has served as a Director of the Company since October 1993. Mr. Nourse is currently President of Arena Growth Ventures, a private investment company. From 1980 to 1996, Mr. Nourse served as President and Chief Executive Officer of The Bombay Company, Inc., a specialty retailer selling home furnishings and decorative accessories in over 400 stores in the United States and Canada. Mr. Nourse served as a director of The Bombay Company, Inc. from 1990 to 1996.

         LAWRENCE H. TITUS, JR., a co-founder of the Company, has served as a Director of the Company since January 1983. Mr. Titus currently manages personal investments. Mr. Titus served as President and Secretary of the Company from July 1994 until July 1995, when he retired to pursue other interests. From January 1983 until July 1994, Mr. Titus was Vice President and Secretary of the Company. Prior to founding the Company, from 1976 to 1983 Mr. Titus was a Vice President of T-Shirts Plus, a chain of 300 franchised retail t-shirt stores located throughout the United States.

         The director elected at the Annual Meeting will hold office until the 2001 annual meeting of shareholders of the Company and until his successor is duly elected and qualified, or until his earlier death, resignation, disqualification or removal from office. The executive officer named above was elected to serve in such capacity until his successor is duly elected and qualified or until his earlier death, disqualification, retirement, resignation or removal from office. There is no family relationship between any of the directors and executive officers of the Company.

         Mr. Crites intends to resign and retire from the Board of Directors prior to the end of the 1998 fiscal year. Pursuant to the Company's Bylaws, the vacancy created by Mr. Crites' retirement will be filled by the affirmative vote of a majority of the remaining directors. The director elected to fill the vacancy will serve until the Company's Annual Meeting of Shareholders in 2000, the remainder of Mr. Crites' term, and until his successor shall have been duly elected and qualified or until his earlier death, disqualification or removal from office.

         The following table sets forth information regarding the executive officers of the Company who are not directors of the Company:

NAME                               AGE                           POSITION
----                               ---                           --------
Monty R. Standifer  . . . . .      58    Senior Vice President, Chief Financial Officer, Treasurer
                                         and Secretary
Loretta S. Falkner  . . . . .      48    Senior Vice President -- General Merchandising Manager
James F. Wimpress, Jr.  . . .      44    Senior Vice President -- Store Operations
William S. Kotch III  . . . .      47    Vice President -- Real Estate

         MONTY R. STANDIFER has served as Senior Vice President, Chief Financial Officer, Treasurer and Secretary since July 1995. From June 1992 until July 1995, Mr. Standifer served as Vice President -- Treasurer and Chief Financial Officer of the Company. From July 1991 to June 1992, Mr. Standifer served as Senior Vice President and Chief Financial Officer of AmeriServ Food Company, a food service systems distributor. Prior to that time, Mr. Standifer was a co-founder of BizMart, Inc., a chain of office products superstores, serving as Vice President -- Finance, Treasurer and Secretary from its founding in October 1987 until July 1991, shortly after the company was sold. Mr. Standifer was previously employed by Tandy Corporation for 14 years in various financial management positions. Mr. Standifer is also a director of Pawn Mart, Inc., an owner and operator of retail pawnshops. Mr. Standifer has a total of 26 years experience in the retail business.

         LORETTA S. FALKNER has served as Senior Vice President -- General Merchandising Manager of the Company since July 1995. From December 1994 until July 1995, Ms. Falkner served as Vice President -- General Merchandising Manager of the Company. Prior to joining the Company, Ms. Falkner served as Vice President, General Merchandise Manager of Feminine Apparel at Montgomery Ward from December 1992 to March 1994, Senior Vice President, General Merchandise Manager at Carson Pirie Scott from February 1991 to December 1992, and Senior Vice President, General Merchandise Manager of Feminine Apparel at May Company from July 1988 to February 1991. Carson Pirie Scott commenced Chapter 11 reorganization proceedings in 1991. Ms. Falkner has 21 years of retail experience in department stores and specialty stores, including 11 years with R.H. Macy where she held various management positions in purchasing and operations.

         JAMES F. WIMPRESS, JR. has served as Senior Vice President -- Store Operations since January 1998. From January 1996 to December 1997, Mr. Wimpress served as Vice President of Operations of G&G/Rave. From March 1995 to December 1995, Mr. Wimpress served as Vice President of Retail of Carol Little. Mr. Wimpress was Vice President of Stores, Real Estate and Construction for Canadians from February 1994 to December 1994. Prior to that Mr. Wimpress was the Vice President of Stores for United Retail Group from October 1990 to October 1993. Mr. Wimpress has over 23 years of experience in the retailing industry.

         WILLIAM S. KOTCH III has served as Vice President -- Real Estate since August 1995. From October 1986 until August 1995, Mr. Kotch served as National Director of Real Estate for County Seat Stores, Inc., a chain of over 700 specialty retail stores. Mr. Kotch was previously employed by the Zale Corporation for 13 years in various operational positions including Manager of Corporate Real Estate from 1983 to 1985. Mr. Kotch has 13 years of retail leasing experience.

         The executive officers named above were elected to serve in such capacities until their respective successors have been duly elected and have been qualified or until their earlier death, disqualification, retirement, resignation or removal from office.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held five meetings during fiscal year 1997. Each of the directors attended at least 80% of the aggregate total meetings of the Board of Directors and any committee on which such director served.

         The Board of Directors currently has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee, which currently consists of Messrs. Crites and Machens, meets periodically with representatives of the Company's independent auditors to review the general scope of the annual audit, including consideration of the Company's accounting practices and procedures and system of internal accounting controls, and reports to the Board of Directors with respect thereto. The Audit Committee met two times during fiscal 1997 and each member attended each of such meetings. The Compensation Committee, which currently consists of Messrs. Crites, Machens and Nourse, meets periodically to review and make recommendations with respect to the annual compensation of the Company's executive officers and management group. The Compensation Committee met four times during fiscal 1997 and each member attended each of such meetings.

COMPENSATION OF DIRECTORS

         Effective as of February 1, 1998, each director of the Company who is not an officer or employee of the Company receives a $12,000 annual retainer fee, a $1,500 fee for each meeting of the Board of Directors attended by such director and a fee of $500 for each committee meeting attended by such director. In addition, directors of the Company are reimbursed for their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors or committees thereof. The Company has adopted a stock option plan for non-employee directors of the Company (the "Director Plan"), pursuant to the existing terms of which such directors will automatically receive on February 1 of each year, for services in the prior 12 months, an option to purchase that number of shares of Common Stock (rounded to the nearest whole number) equal to $15,000 divided by the fair market value per share of the Common Stock on that date. Each new director who is elected or appointed during any year shall receive on such date of election or appointment an option to purchase that number of shares of Common Stock (rounded to the nearest whole number) equal to $25,000 divided by the fair market value per share of the Common Stock on the date of grant. The maximum number of shares of Common Stock available for grant under the Director Plan is 30,000. At the Annual Meeting, the shareholders are being asked to approve amendments to the Director Plan to (i) fix the number of shares for which options will be granted to newly elected or appointed non-employee directors at 5,000 shares, (ii) fix the number of shares for which options will be granted annually to incumbent non-employee directors at 2,000 shares and have such options vest over two years, (iii) provide for a one-time grant of an option to purchase 5,000 shares to each incumbent non-employee director on the day of the

Annual Meeting, (iv) accelerate the vesting and extend the exercise period of a non-employee director's options upon his cessation of service as a director if such director has served on the Board of Directors for at least five (5) consecutive years immediately preceding the date of such cessation of service,
(v) change the date of the annual grant of options to each non-employee director to the third day after the Company's release of annual earnings, and
(vi) increase the number of shares available for issuance under the Director Plan from 30,000 to 100,000. See "Approval of the Amendments to the 1995 Non-Employee Director Stock Option Plan."

         In October 1993 and January 1995, the Company granted Mr. Nourse options to purchase 9,523 shares of Common Stock at $0.32 per share vesting over a four-year period and exercisable through October 2003 and 4,761 shares of Common Stock at $1.05 per share vesting over a four-year period and exercisable through January 2005, respectively, under the Company's 1992 Incentive and Nonstatutory Stock Option Plan. Such options have a weighted average exercise price of $0.56 per share. On February 1, 1998, under the Director Plan, Messrs. Crites, Machens, Nourse and Titus were each granted options to purchase 750 shares of Common Stock, all at $20.00 per share, vesting over a four-year period exercisable through February 2008. As of February 1, 1998, options to purchase 8,139 shares were outstanding under the Director Plan with a weighted average exercise price of $21.21 per share. All of the options granted to date under the Director Plan vest over a four-year period.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company to the Chief Executive Officer and the four next most highly compensated executive officers (the "Named Executive Officers") for services rendered in all capacities during fiscal 1997.

                          SUMMARY COMPENSATION TABLE


                                                                            LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                          -------------
                                         ANNUAL COMPENSATION                  STOCK
                                 -------------------------------------       OPTIONS           ALL OTHER
                                   YEAR         SALARY       BONUS(1)        SHARES         COMPENSATION(2)
                                 --------    -----------    ----------    -------------    -----------------
Gerald R. Szczepanski              1997       $ 400,000      $     --        28,000            $   9,746
   Chairman of the Board,          1996         240,000       514,270        30,000                9,000
   President and Chief Executive   1995         200,000       326,215        47,619                9,411
   Officer

Monty R. Standifer                 1997         210,000            --        69,000                7,796
   Senior Vice President, Chief    1996         175,000       191,356        15,000                7,200
   Financial Officer, Treasurer    1995         160,000       196,335        17,142                7,200
   and Secretary

Loretta S. Falkner                 1997         220,000            --        14,000                6,497
   Senior Vice President --        1996         170,000       251,155        15,000                6,000
   General Merchandising Manager   1995         150,000       196,335            --               39,400

William S. Kotch III(3)            1997         140,000            --         7,000                7,180
   Vice President --               1996         120,000       119,597         4,500                6,000
   Real Estate                     1995          48,654        30,000        23,809                  660

Georgia A. Taylor(4)               1997         135,000            --         7,000                6,808
   Vice President --               1996         125,000       119,597         7,500                6,000
   Store Operations                1995         110,000        86,335            --                6,000


_____________

    (1) The Company's executive officers are entitled to receive bonuses depending on the Company's achievement of certain levels of operating income and other performance criteria. Amounts represent bonuses accrued for each year's performance, but paid in the subsequent year. See "Bonus Plan."

    (2) Amounts represent automobile allowances, except, in the case of Ms. Falkner, the amount for 1995 includes an automobile allowance of $6,000 and $33,400 for moving expenses.

    (3)  Mr. Kotch joined the Company in August 1995.

    (4) Ms. Taylor left the Company in January 1998, and all stock options granted to her in 1997 were cancelled upon her departure from the Company.

         The following table provides information concerning stock options granted to the Named Executive Officers in fiscal 1997. In addition, in accordance with the regulations of the Commission, hypothetical gains or "option spreads" that would exist for the respective options are shown. These gains are based on assumed rates of annual stock price appreciation of 5% and 10% from the date the options were granted.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                    -------------------------------------------------
                                                    % OF                                 POTENTIAL REALIZABLE
                                                    TOTAL                                  VALUE AT ASSUMED
                                                   OPTIONS                                  ANNUAL RATES OF
                                     NUMBER OF     GRANTED                                    STOCK PRICE
                                       SHARES        TO        EXERCISE                    APPRECIATION FOR
                                    UNDERLYING    EMPLOYEES    OR BASE                      OPTION TERM(2)
                                      OPTIONS     IN FISCAL     PRICE     EXPIRATION    ----------------------
NAME                                 GRANTED(1)     1997        ($/SH)       DATE         5%($)       10%($)
----                                -----------   ---------   ---------   -----------   ----------  ----------
Gerald R. Szczepanski . . . . . .     28,000        8.6 %      $24.25      March 2007   $  427,019  $1,082,151
  Chairman of the Board,
  President and
  Chief Executive Officer
Monty R. Standifer  . . . . . . .     69,000       21.2         24.25      March 2007    1,052,298   2,666,730
  Senior Vice President,
  Chief Financial Officer,
  Treasurer and Secretary
Loretta S. Falkner  . . . . . . .     14,000        4.3         24.25      March 2007      213,510     541,076
  Senior Vice President-
  General Merchandising Manager
William S. Kotch III  . . . . . .      7,000        2.2         24.25      March 2007      106,755     270,538
  Vice President-
  Real Estate
Georgia A. Taylor(3)  . . . . . .      7,000        2.2         24.25      March 2007      106,755     270,538
  Vice President-
  Store Operations

_______________

(1) The options granted are subject to a five-year vesting schedule with 20% becoming first exercisable on March 3, 1998. An additional 20% becomes exercisable on each of the first, second, third and fourth anniversaries of such date.

(2) The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the Commission and do not reflect the Company's estimates or projections of future Common Stock prices. There can be no assurance that the amounts reflected in this table will be achieved. These numbers exclude the provisions of the Company's stock option plans governing termination of the option following employment termination, nontransferability or vesting.

(3) Ms. Taylor left the Company in January 1998, and all such options were cancelled upon her departure from the Company.

         The following table sets forth, as of January 31, 1998, the number of options and the value of unexercised options held by the Named Executive Officers as well as the number of shares acquired and value realized from options exercised by such officers in fiscal 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                               OPTION EXERCISES               NUMBER OF
                                           ------------------------       SHARES UNDERLYING          VALUE OF UNEXERCISED
                                              NO. OF                    UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                                              SHARES                       JANUARY 31, 1998           JANUARY 31, 1998(1)
                                             ACQUIRED       VALUE     --------------------------  --------------------------
                                           ON EXERCISE    REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                                           -----------   ----------   -----------  -------------  -----------  -------------
Gerald R. Szczepanski . . . . . . . .         73,148     $1,682,357      88,226       171,454     $1,344,412   $ 1,973,658
     Chairman of the Board, President
     and Chief Executive Officer
Monty R. Standifer  . . . . . . . . .         32,854        959,711       3,000        81,000          4,500        18,000
     Senior Vice President, Chief
     Financial  Officer, Treasurer
     and Secretary
Loretta S. Falkner  . . . . . . . . .         12,383        217,941      15,381        50,760        245,558       500,077
     Senior Vice President --
     General Merchandising Manager
William S. Kotch III  . . . . . . . .            901         12,627       4,762        24,885         67,716       208,532
     Vice President --Real Estate
Georgia A. Taylor(2)  . . . . . . . .            750         25,853      10,275            --        173,099            --
     Vice President --
     Director of Store Operations

_______________

(1) For purposes of this table, the value of the unexercised options is the amount by which the market value of the Common Stock as of January 30, 1998 underlying the in-the-money options exceeds the exercise price thereof. This valuation methodology differs from the potential realizable value of the options at assumed annual rates of Common Stock price appreciation used to calculate the value of options granted to the Named Executive Officers on page 7.

(2) Ms. Taylor left the Company in January 1998, and her unvested options were cancelled upon her departure from the Company.

BONUS PLAN

         The executive officers and certain other members of corporate management are eligible to receive cash bonuses in addition to their base salaries. The bonus plan for executive officers and corporate management is based upon the Company's pre-tax, pre-interest profit for the fiscal year. Total bonuses paid to corporate management for fiscal 1997 were approximately $189,000. No bonuses were paid to the executive officers in fiscal 1997. The Company's field supervision (regional and district managers) and store management personnel are eligible to receive bonuses based on store sales, payroll and other expense and inventory control factors. Total bonuses paid to field supervision and store management personnel for fiscal 1997 were approximately $1,302,318. The executive officers' and corporate management's bonus plans are reviewed and approved by the Compensation Committee of the Board of Directors. The store management bonus plans are reviewed and approved by the executive officers.

EMPLOYEE STOCK OPTION PLANS

         In February 1992, the Board of Directors adopted the 1992 Incentive and Nonstatutory Stock Option Plan (the "Incentive Plan"). The Incentive Plan is currently administered by the Compensation Committee (the "Committee"). Subject to the express provisions of the Incentive Plan, the Committee may, from time to time, determine the persons that will be granted options under the Incentive Plan, the number of shares of Common Stock subject to each option and the exercise price, and the time or times when such options shall be granted and may be exercised. The Incentive Plan provides that options granted under the Incentive Plan may be either "incentive stock options" ("ISOs") as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or non-ISOs. The maximum number of shares of Common Stock available for grant under the Incentive Plan is 900,000. At the Annual Meeting, the shareholders are being asked to approve an amendment to the Incentive Plan increasing the maximum number of shares available for grant under the Incentive Plan to 1,500,000. As of January 31, 1998, options to purchase 539,160 shares were outstanding under the Incentive Plan with a weighted average exercise price of $16.21 per share. In addition, the Company has contingently granted options to acquire an additional 228,700 shares under the Incentive Plan subject to the approval by the shareholders of the increase in the maximum number of shares available for grant under the Incentive Plan to 1,500,000. All of the options granted to date under the Incentive Plan vest either immediately or over a three-, four- or five-year period.

         In September 1994, the Board of Directors adopted the 1994 Incentive and Nonstatutory Stock Option Plan for Key Employees (the "Key Employee Plan"). The Key Employee Plan is also currently administered by the Committee. Subject to the express provisions of the Key Employee Plan, the Committee may, from time to time, determine the persons that will be granted options under the Key Employee Plan, the number of shares of Common Stock subject to each option and the exercise price, and the time or times when such options shall be granted and may be exercised. The Key Employee Plan provides that options granted under the Key Employee Plan may be either ISOs or non-ISOs. The maximum number of shares of Common Stock available for grant under the Key Employee Plan is 272,651 shares. As of January 31, 1998, options to purchase 154,061 shares were outstanding under the Key Employee Plan, all of which have an exercise price of $3.15 per share, and options for 118,590 shares have been exercised under the Key Employee Plan, all of which had an exercise price of $3.15 per share. All of the options granted under the Key Employee Plan vest over a five-year period.

401(k) PLAN

         Effective January 1, 1995, the Company adopted the Gadzooks, Inc. Employees' Savings Plan (the "401(k) Plan"). All employees who have been employed by the Company for at least one year of service (provided that such service represents a minimum of 1,000 hours worked during the year) and are at least 21 years of age are eligible to participate. Employees may contribute to the 401(k) Plan up to 15% of their current compensation, subject to a statutorily prescribed annual limit. The 401(k) Plan provides that the Company will make regular matching contributions to the 401(k) Plan each year in the amount of 50% of the participant's contribution, up to 5% (4% prior to January 1, 1998) of the participant's compensation, for the year. The 401(k) Plan also provides that the Company may determine to make a discretionary profit-sharing contribution to the plan each year based upon the Company's profitability for that year. As of the date of this Proxy Statement, the Company has not made any profit-sharing contributions to the 401(k) Plan. Employee contributions and the Company's matching contributions are paid to a corporate trustee and invested in various funds at the discretion of the participant. The Company's contribution, if any, vests over five years or earlier upon attainment of retirement at age 65, retirement for disability, death or termination of the 401(k) Plan. Distributions may be made from a participant's account in the form of a lump sum upon termination of employment, retirement, disability, death or in the event of financial hardship. The 401(k) Plan is intended to qualify under Section 401 of the Code so that contributions by employees or by the Company to the 401(k) Plan, and income earned on such contributions, are not taxable to employees until withdrawn from the 401(k) Plan.

EMPLOYEE STOCK PURCHASE PLAN

         In March 1998, the Board of Directors adopted the Gadzooks, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to approval by the holders of the majority of the Common Stock present and represented at the Annual Meeting. See "Approval of the Adoption of the Employee Stock Purchase Plan."

EMPLOYMENT AGREEMENTS

         The Company has an agreement with Mr. Szczepanski pursuant to which the Company will continue to pay his base salary and health insurance premiums for a period of twelve months in the event of his termination without cause.
He will also receive the cash bonus he would have received had the Company achieved the budgeted financial performance for the fiscal year in which such termination occurs, irrespective of whether the Company actually meets such financial performance goals for such fiscal year. In addition, Mr. Szczepanski has agreed not to participate, while an employee of the Company and for a period of three years thereafter, in a business or enterprise that competes with the Company.

         The Company has an agreement with each of Messrs. Standifer and Kotch and Ms. Falkner pursuant to which the Company will continue to pay to each such officer such officer's respective base salary and health insurance premiums for a period of six months in the event of such officer's termination without cause. In addition, each of the remaining Named Executive Officers has agreed not to participate, while an employee of the Company and for a period of one year thereafter, in a business or enterprise that competes with the Company.

         THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE SHAREHOLDER RETURN PERFORMANCE PRESENTATION THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT") OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Committee") established compensation policies and made the compensation decisions described herein for fiscal 1997. The Committee's compensation policies were applied to each of the Named Executive Officers, including the Chief Executive Officer, in the same manner.

         The Committee believes that in order for the Company to succeed it must be able to attract and retain qualified executives. The objectives of the Committee in determining the type and amount of executive officer compensation are (i) to provide a compensation package consisting of a base salary, bonus, and long term incentives in the form of stock options that is in the aggregate competitive with the median range for retail companies of similar stage and growth and (ii) to allow the Company to attract and retain talented executive officers and to align their interests with those of the shareholders.

         In 1993, the U.S. Congress enacted Section 162(m) of the Code and the U.S. Treasury Department promulgated regulations thereunder that prevent publicly traded companies from receiving tax deductions on certain compensation paid to certain executive officers in excess of $1 million. At this time, the amount of compensation (as defined for Code Section 162(m) purposes) paid to the Company's executive officers does not exceed the $1 million pay limit. As the Company rapidly grows, executive officer compensation will increase. Therefore, the Committee intends to review its executive pay plans over time in light of these regulations.

BASE SALARY

         In establishing base salaries for fiscal 1997, the Committee reviewed the executive salaries paid by similar companies, primarily mall-based, specialty retailers. To determine which specialty retailers are similar to the Company and would thus be appropriate for executive salary comparisons, the industry segment, size and growth rate of the companies were considered. Information from various public filings of the comparable specialty retailers was used in the executive salary review. The Chief Executive Officer's base salary of $400,000 for fiscal 1997 was determined in this manner (see the Summary Compensation Table). The Committee believes that the foregoing executive salary review, when taken together with the experience of Committee members within the retail industry, provided the basis for reasonably informed judgment. (See "Election of Directors" for a description of the retail experience of each Committee member.) Near the end of fiscal 1997, the Committee engaged an independent consultant to review base salaries and the total executive compensation packages of similar companies. This independent study is being used as a basis for determining fiscal 1998 executive compensation.

BONUS

         Annual incentive bonuses are intended to reflect the Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer. Accordingly, the executive officers of the Company, including the Chief Executive Officer, participate in an annual executive incentive bonus plan ("Incentive Bonus Plan") which provides for cash bonuses based upon the Company's overall financial performance and the achievement of certain specified levels of profitability for the fiscal year. The Committee annually establishes targeted profitability levels for the ensuing fiscal year in conjunction with the Company's annual financial plan. The Incentive Bonus Plan provides for no executive bonuses below a specified level of overall profitability. Upon the achievement of various increasing levels of profitability above the minimum target level, the Incentive Bonus Plan provides for greater percentages of such higher levels of profitability to be accrued in the Incentive Bonus Plan. The purpose of the Incentive Bonus Plan is to reward and reinforce executive management's commitment to achieve levels of annual profitability and return consistent with increasing shareholder value.

         The Committee annually determines in advance each executive's participation level in the Incentive Bonus Plan. The Committee takes into account various qualitative and quantitative factors which reflect the executive's position, longevity in office, level of responsibility, and ability to impact Gadzooks' profitability and financial success.

         In fiscal 1995 and 1996, the Company exceeded its annual financial plan and bonuses were paid to the executive officers. However, in fiscal 1997 the Company did not meet the minimum level of profitability required for executive officers to earn bonuses, and as a result there were no Incentive Bonus Plan payments for fiscal 1997.

         Cash bonuses earned under the Incentive Bonus Plan are paid each year upon completion of the Company's annual audit of the results of operations for the previous fiscal year by the Company's outside auditors.

LONG TERM INCENTIVES

         The final portion of the executive officers' compensation during 1997 consisted of incentive stock options as listed in this Proxy Statement in the table entitled "Option Grants in Last Fiscal Year." It is this award that the Company has utilized to provide long term incentives. As noted, all the Named Executive Officers were each granted a certain number of options during 1997.

                                Compensation Committee

                                Alan W. Crites
                                G. Michael Machens
                                Robert E.M. Nourse

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the percentage change in the cumulative total return on the Common Stock with the cumulative total return of the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Companies) ("Nasdaq Market Index") and the CRSP Total Return Industry Index for Nasdaq Retail Trade Stocks ("Retail Index") for the period commencing on October 5, 1995(1) and ending on January 31, 1998.


                   COMPARISON OF CUMULATIVE TOTAL RETURN FROM
                  OCTOBER 5, 1995 THROUGH JANUARY 31, 1998(2)


                                   [GRAPH]

              ------------------------------------------------------------------
                  Nasdaq US            Nasdaq Retail               Gadzooks
              ------------------------------------------------------------------
Dates          Index     Value        Index     Value           Index     Value
--------------------------------------------------------------------------------
10/05/95      331.706    100.00       258.060   100.00          9.33      100.00
1/26/96       341.142    102.84       244.240    94.64         16.50      176.85
1/31/97       455.145    137.22       305.838   118.51         28.13      301.45
1/30/98       538.166    162.24       357.504   138.54         20.00      214.36

_______________

    1 For purposes of this presentation, the Company has assumed that its initial offering price per share of $9.33 (as adjusted) would have been the closing sales price on October 5, 1995, the day prior to the commencement of trading. Trading in the Company s Common Stock commenced on October 6, 1995 and the Company's 1997 fiscal year ended on January 31, 1998.

    2 Assumes that $100.00 was invested on October 5, 1995 in the Common Stock at the Company's initial offering price of $9.33 per share and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                              CERTAIN TRANSACTIONS


         The following directors and executive officers of the Company have certain registration rights with regard to shares of Common Stock held by them:
Gerald R. Szczepanski, Lawrence H. Titus, Jr. and Robert E.M. Nourse.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Directors and Executive Officers, and persons who own more than 10% of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.
Officers, Directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the period commencing February 2, 1997 and ending January 31, 1998, its Officers, Directors and greater than 10% beneficial owners had complied with all applicable Section 16(a) filing requirements, except that a Form 5 was filed late with respect to stock option grants on March 3, 1997 for the following officers: Gerald R. Szczepanski, Monty R. Standifer, Loretta S. Falkner and William S. Kotch III.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                                 AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Stock as of April 14, 1998 with respect to (i) each person known by the Company to own beneficially more than five percent of the Common Stock; (ii) each of the Company's directors and executive officers; and
(iii) all directors and executive officers as a group. Pursuant to the rules of the Commission, in calculating percentage ownership, each person is deemed to beneficially own his own shares subject to options exercisable within 60 days after April 14, 1998, but options owned by others (even if exercisable within 60 days) are deemed not to be outstanding shares.

                                                                              Beneficial Ownership
                                                                  ------------------------------------------
                                                                       Shares                Percentage
                                                                  -----------------     --------------------
Gerald R. Szczepanski(1)  . . . . . . . . . . . . . . . . . . .         130,268                  1.5%
Monty R. Standifer(2) . . . . . . . . . . . . . . . . . . . . .          27,654                     *
Loretta S. Falkner(3) . . . . . . . . . . . . . . . . . . . . .          47,455                     *
James F. Wimpress, Jr.  . . . . . . . . . . . . . . . . . . . .               0                     *
William S. Kotch III(4) . . . . . . . . . . . . . . . . . . . .          10,062                     *
Alan W. Crites(5) . . . . . . . . . . . . . . . . . . . . . . .           4,409                     *
G. Michael Machens(6) . . . . . . . . . . . . . . . . . . . . .           4,608                     *
Robert E.M. Nourse(7) . . . . . . . . . . . . . . . . . . . . .          15,899                     *
Lawrence H. Titus, Jr.(8) . . . . . . . . . . . . . . . . . . .         139,450                  1.6%
Fleet Financial Group, Inc.(9)  . . . . . . . . . . . . . . . .         700,000                  8.0%
     One Federal Street
     Boston, Massachusetts  02110
FMR Corp.(10) . . . . . . . . . . . . . . . . . . . . . . . . .         664,350                  7.6%
     82 Devonshire Street
     Boston, Massachusetts  02109
Sirach Capital Management, Inc.(11) . . . . . . . . . . . . . .         500,250                  5.7%
     3323 One Union Square
     Seattle, Washington  98101
T. Rowe Price Associates, Inc.(12)  . . . . . . . . . . . . . .         700,000                  8.0%
     100 E. Pratt Street
     Baltimore, Maryland  21202
Wellington Management Company, LLP(13)  . . . . . . . . . . . .       1,217,700                 13.9%
     75 State Street
     Boston, Massachusetts  02109
All directors and executive officers
     as a group (8 persons)(14)   . . . . . . . . . . . . . . .         379,805                  4.3%

_______________

*        Less than 1%

(1) Includes 95,268 shares of Common Stock subject to options exercisable within 60 days of April 14, 1998.
(2) Includes 19,800 shares of Common Stock subject to options exercisable within 60 days of April 14, 1998.
(3) Includes 21,181 shares of Common Stock subject to options exercisable within 60 days of April 14, 1998.
(4) Includes 7,062 shares of Common Stock subject to options exercisable within 60 days of April 14, 1998.
(5) Includes 878 shares of Common Stock subject to options exercisable within 60 days of April 14, 1998.
(6) Includes 878 shares of Common Stock subject to options exercisable within 60 days of April 14, 1998.
(7) Includes 6,829 shares of Common Stock subject to options exercisable within 60 days of April 14, 1998.
(8) Includes 628 shares of Common Stock subject to options exercisable within 60 days of April 14, 1998.

(9) Based on a report on Schedule 13G filed with the SEC, dated February 13, 1998. Pursuant to the instructions on Item 7 of Schedule 13G, Columbia Funds Management Company, a subsidiary of Fleet Financial Group, Inc. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 700,000 shares of the Common Stock as a result of acting as investment adviser to Columbia Special Fund, Inc., an investment company registered under Section 8 of the Investment Company Act of 1940, which owns 700,000 shares of the Common Stock.
(10) Based on a report on Schedule 13G filed with the SEC, dated February 14, 1998. Pursuant to the instructions in Item 7 of Schedule 13G, Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 524,300 shares or 6.0% of the Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the "Funds"). Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Funds each has sole power to dispose of the 524,300 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and a bank as defined in
         Section 3(a)(6) of the Exchange Act, is the beneficial owner of 130,050 shares of the Common Stock as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 130,050 shares and sole power to vote or to direct the voting of 111,150 shares, and no power to vote or to direct the voting of 18,900 shares of Common Stock owned by the institutional account(s) as reported above. Fidelity International Limited and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. Fidelity International Limited is the beneficial owner of 10,000 shares of Common Stock.
(11)     Based on a report on Schedule 13G filed with the SEC, dated January
         29, 1997.
(12) Based on a report on Schedule 13G filed with the SEC, dated February 12, 1998. These securities are owned by T. Rowe Price New Horizons Fund, Inc., which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(13)     Based on a report on Schedule 13G filed with the SEC, dated January
         13, 1998.
(14) Includes 152,524 shares of Common Stock subject to stock options exercisable within 60 days of April 14, 1998.


            B.  APPROVAL OF THE AMENDMENT TO THE 1992 INCENTIVE AND
                         NONSTATUTORY STOCK OPTION PLAN

         The purposes of the Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business.

         The Incentive Plan currently authorizes the issuance of up to 900,000 shares of Common Stock pursuant to options granted under the Incentive Plan.
As of April 14, 1998, no shares of Common Stock remained available for future grants under the Incentive Plan, and options to acquire 228,700 shares have been contingently granted under the Incentive Plan, subject to approval by the shareholders at the Annual Meeting of an increase in the aggregate number of shares available for issuance under the Incentive Plan as described below. The Board of Directors has determined that it would be desirable to have an additional 600,000 shares available for future grants under the Incentive Plan in order to have available appropriate long-term incentives and competitive compensation opportunities for the employees of the Company. Accordingly, subject to shareholder approval, the Board of Directors has adopted an amendment to the Incentive Plan (the "Incentive Plan Amendment") providing for an increase in the aggregate number of shares of Common Stock available for issuance under the Incentive Plan from 900,000 to 1,500,000.

         Approval of the Incentive Plan Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

         General. In February 1992, the Board of Directors of the Company adopted the Incentive Plan. The Incentive Plan is currently administered by the Compensation Committee (the "Committee"). Subject to the express provisions of the Incentive Plan, the Committee may, from time to time, determine the persons that will be granted options under the Incentive Plan, the number of shares of Common Stock subject to each option and the exercise price, and the time or times when such options shall be granted and may be exercised. The Incentive Plan provides that options granted under the Incentive Plan may be either "incentive stock options" ("ISOs") as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or non-ISOs. As of January 31, 1998, options to purchase 539,160 shares were outstanding under the Incentive Plan with a weighted average exercise price of $16.21 per share. All of the options granted to date under the Incentive Plan are exercisable either immediately or over a three-, four- or five-year period. On October 12, 1995, the Company filed with the Commission a registration statement on Form S-8, under the Securities Act of 1933, as amended (the "Securities Act"), registering the shares of Common Stock underlying the options offered under the Incentive Plan.

         Employees Who May Participate in the Incentive Plan. All officers, employees and consultants of the Company or any of its affiliates may be granted options under the Incentive Plan. Pursuant to the terms of the Incentive Plan, consultants are eligible to receive only nonstatutory stock options. On October 5, 1995 the registration statement on Form S-1, pursuant to which the Company registered shares of its Common Stock for sale to the public, was declared effective. Under the terms of the Incentive Plan, non-employee directors became ineligible to receive options under the Incentive Plan upon the effectiveness of the registration statement. Prior to the effectiveness of the registration statement, a non-employee director received nonstatutory stock options under the Incentive Plan. As of January 31, 1998, the Company had 88 employees who were eligible to participate in the Incentive Plan.

         Exercise. Each option granted under the Incentive Plan is exercisable at such times and under such conditions permissible under the terms of the Incentive Plan as determined by the Committee at the time the option is granted.

         Shares of Common Stock purchased upon exercise of options ("Option Shares") shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued under the Incentive Plan, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised, accompanied by full payment for the shares by cash, check or surrender of other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised. An option may not be exercised for a fraction of a share.

         The exercise price of options granted under the Incentive Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% in the case of ISOs granted to a holder of more than 10% of the total voting power of all classes of the Company's capital stock on the date of the grant). Absent a public market for the Common Stock, the Incentive Plan provides for the fair market value per share of Common Stock to be determined by the Board of Directors.

         Non-Assignability. No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option is exercisable only by the optionee.

         Term. An ISO may not be granted with a term exceeding ten years (five years in the case of ISOs granted to a holder of more than 10% of the total voting power of all classes of the Company's capital stock on the date of the grant). The term of any non-ISOs under the Incentive Plan will be no more than ten years from the date of grant (five years and one day in the case of a non-ISO granted to a holder of more than 10% of the total voting power of all classes of the Company's capital stock on the date of grant).

         The Incentive Plan will terminate on February 26, 2002; but the Board of Directors may terminate the Incentive Plan at any time prior thereto. Termination of the Incentive Plan shall not affect, without the consent of the optionee, any option theretofore granted under the Incentive Plan.

         Termination of Relationship. In the event that an optionee terminates or is terminated from his relationship with the Company and its affiliates for reasons other than the optionee's death or disability, the optionee shall have the right to exercise his options at any time within thirty days (or such other period of time not exceeding three months as is determined by the Committee at the time of grant of the option) from the date of termination to the extent the optionee was entitled to exercise the options at the date of such termination.

         In the event that an optionee's relationship with the Company (or an affiliate) is terminated because such optionee has become totally or permanently disabled within the meaning of Section 22(e)(3) of the Code, the optionee shall have the right to exercise his options at any time within six months (or such other period of time not exceeding twelve months as is determined by the Committee at the time of grant of the option) from the date of termination of his relationship due to disability, to the extent the optionee was entitled to exercise the options immediately prior to such occurrence.

         In the event an optionee dies before his relationship with the Company (or an affiliate) otherwise terminates, the optionee's estate or beneficiary shall have the right to exercise his options at any time within six months from the date of death of the optionee, but only to the extent of the right to exercise that would have accrued had the optionee continued living and remained an employee or consultant of the Company (or an affiliate) during the six month period following the date of death.

         If an optionee dies within thirty days (or such other period of time not exceeding three months as is determined by the Committee at the time of grant of the option) after the termination of his relationship with the Company (or an affiliate), the optionee's estate or beneficiary shall have the right to exercise the optionee's options at any time within six months following the date of death of the optionee.

         Adjustments to Options. In the event of an increase or decrease in the number of outstanding shares of Common Stock as a result of a recapitalization, stock dividend or other event, which increase or decrease is effected without receipt of consideration by the Company, the number of shares for which options may be granted under the Incentive Plan, the number of shares covered by each outstanding option and the exercise price thereof shall be proportionately adjusted by the Committee, subject to any required action by the shareholders of the Company.

         In the event of the proposed dissolution or liquidation of the Company, all options under the Incentive Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all options under the Incentive Plan shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the optionee shall have the right to exercise the option as to all of the option shares, including shares as to which the option would not otherwise be exercisable.

         Amendment. The Board of Directors may, from time to time, alter, amend, suspend, or discontinue the Incentive Plan, or alter or amend any and all option agreements granted thereunder; provided, however, that no such action of the Board of Directors, without the approval of the shareholders of Company, may alter the provisions of the Incentive Plan so as to (i) increase the number of shares of Common Stock subject to the Incentive Plan (except as described above), (ii) change the designation of the class of employees or consultants eligible to be granted options under the Incentive Plan, or (iii) materially amend the Incentive Plan.

         Federal Income Tax Aspects.

         (a)     ISOs

         The Incentive Plan is intended to qualify as a stock option plan under
Section 422 of the Code. If the Incentive Plan qualifies as such, then an employee who receives an ISO under the Incentive Plan will not be deemed to recognize income either at the time of the grant of the option or, assuming that the optionee has been an employee at all times during the period beginning on the date of the grant and ending three months prior to the date of exercise, at the time of exercise of the option. In the case of an employee who is disabled within the meaning of Section 22(e)(3) of the Code, the optionee must have been an employee at all times during the period beginning on the date of grant and ending on the date one year prior to the date of exercise. Gain or loss from the sale or exchange of stock acquired upon such exercise will generally be treated as long-term capital gain or loss, provided that such sale or exchange of the shares does not occur within either the two-year period after the date of the granting of the option or the one-year period after the date such shares were acquired upon exercise. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant of such options or the issuance of shares upon exercise thereof.

         If a disposition (as that term is defined in Section 424(c) of the Code) of shares acquired pursuant to the exercise of an ISO is made within either the two-year period after the date of granting of the option or the one-year period after the date the shares were acquired (a "disqualifying disposition"), the optionee will generally recognize compensation income at the time of disposition equal to the excess of the fair market value of the shares at the time of exercise over the option price (limited to the difference between the amount realized by the employee on the sale of such shares and the exercise price). Any such compensation income recognized as described in this paragraph will increase the optionee's tax basis in his shares. If a disposition described in this paragraph occurs in a taxable transaction, any gain in excess of compensation income recognized on the disposition will be capital gain, and any loss will be capital loss. Such capital gain or loss will be long-term capital gain or loss, depending on the holding period of the shares. If an optionee recognizes compensation income as the result of a disposition as described in this paragraph, the Company will be entitled to a corresponding income tax deduction for its taxable year in which or with which ends the taxable year of the employee in which the amount of compensation income is included in such employee's gross income. The employee will be deemed to have included such compensation income in gross income if the Company satisfies in a timely manner the applicable Form W-2 or Form 1099 reporting requirements under Section 6041 or Section 6041A of the Code, whichever is applicable, and the Treasury regulations thereunder.

         Upon the exercise of an ISO, the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference subject to the alternative minimum tax provisions, unless the optionee makes a disqualifying disposition of such shares as described in the preceding paragraph.

         (b)     Non-ISOs

         In the event that options granted under the Plan do not qualify as ISOs, the employee will recognize compensation income upon the receipt of such option if the option has a readily ascertainable fair market value at the time of the grant, in the amount of the fair market value of the option. In the opinion of the Company, the presently outstanding options did not have a readily ascertainable fair market value at the time of their grant. If the non-ISOs do not have a readily ascertainable fair market value, the employee will not recognize income upon grant of the non-ISO, but will recognize compensation income upon the exercise of the non-ISO if the shares issued pursuant to such exercise are either transferable or not subject to substantial risk of forfeiture. The amount of the income will be measured by the excess, if any, of the fair market value of the shares at the time of exercise (determined without regard to any restrictions other than a restriction which, by its terms, will never lapse) over the amount paid as the exercise price of the non-ISO. If, however, the employee is subject to certain restrictions with respect to the shares received upon the exercise of the non-ISO, then the taxable income realized by the employee will be deferred and will be measured based on the fair market value of the shares at the time the restrictions lapse. Gain or loss on the subsequent sale or exchange of such shares will be capital gain or loss if the shares are a capital asset in the hands of the employee. Such capital gain or loss will be long-term capital gain or loss depending on the holding period. An employee may elect, pursuant to Section 83(b) of the Code, to be taxed in the taxable year in which a non-ISO is exercised on the difference between the fair market value of the Common Stock on the date of exercise and the exercise price.

         In the case of compensation income recognized by an employee as described above in connection with the exercise of an option, the Company will be entitled to a corresponding income tax deduction for its taxable year in which or with which ends the taxable year of the employee in which the amount of compensation income is included in such employee's gross income. The employee will be deemed to have included such compensation income in gross income if the Company satisfies in a timely manner the applicable Form W-2 or Form 1099 reporting requirements under Section 6041 or Section 6041A of the Code, whichever is applicable, and the Treasury regulations thereunder.

         As of April 14, 1998, the market value of the Common Stock as reported on The Nasdaq Stock Market was $22.375 per share.

         The following table provides information concerning options granted to certain persons or groups pursuant to the Incentive Plan.

               1992 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

                                                                                   Options Outstanding
              Name and Position                                                    as of April 14, 1998
              -----------------                                                    --------------------
              Gerald R. Szczepanski   . . . . . . . . . . . . . . . . . . .              114,571
              Chairman of the Board, President
              and Chief Executive Officer

              Monty R. Standifer  . . . . . . . . . . . . . . . . . . . . .               98,000
              Senior Vice President, Chief
              Financial Officer, Treasurer
              and Secretary

              Loretta S. Falkner  . . . . . . . . . . . . . . . . . . . . .               80,141
              Senior Vice President--
              General Merchandising
              Manager

              James F. Wimpress, Jr.  . . . . . . . . . . . . . . . . . . .               35,000
              Senior Vice President--Store Operations

              William S. Kotch III  . . . . . . . . . . . . . . . . . . . .               36,647
              Vice President--Real Estate

              All Executive Officers  . . . . . . . . . . . . . . . . . . .              487,468
              as a group (5 persons)

              Current Non-Employee Directors  . . . . . . . . . . . . . . .                7,141
              as a group (4 persons)

            C.  APPROVAL OF THE AMENDMENTS TO THE 1995 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

         The purpose of the Director Plan is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

         The Board of Directors has adopted, subject to shareholder approval, amendments to the Director Plan (the "Director Plan Amendments") to (i) fix the number of shares for which options will be granted to newly elected or appointed non-employee directors at 5,000, (ii) fix the number of shares for which options will be granted annually to incumbent non-employee directors at 2,000 shares and have such options vest over two years, (iii) provide for a one-time grant of an option to purchase 5,000 shares to each incumbent non-employee director on the day of the Annual Meeting, (iv) accelerate the vesting and extend the exercise period of a non-employee director's options upon his cessation of service as a director if such director has served on the Board of Directors for at least five consecutive years immediately preceding the date of such cessation of service, (v) change the date of the annual grant of options to each incumbent non-employee director to the third day after the Company's release of annual earnings, and (vi) increase the number of shares available for issuance under the Director Plan from 30,000 to 100,000.

         Approval of the Director Plan Amendments will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

         General. In August 1995, the Board of Directors and the Shareholders of the Company approved the Director Plan. The Director Plan is administered by the Board of Directors. Currently under the Director Plan, each member of the Board of Directors who is not an employee of the Company is automatically granted on February 1 of each year, for service in the prior 12 months, an option to purchase that number of shares of Common Stock (rounded to the nearest whole number) equal to $15,000 divided by the closing per share sales price of the Common Stock on that February 1, and each new director who is elected or appointed during any year shall receive on such date of election or appointment an option to receive that number of shares of Common Stock (rounded to the nearest whole number) equal to $25,000 divided by the closing per share sales price of the Common Stock on the date of grant. The number of shares of Common Stock authorized for issuance under the Director Plan is 30,000. As of the date of this Proxy, options to purchase 8,139 shares are outstanding under the Director Plan.

         If the Director Plan Amendments are approved, each non-employee director will be automatically granted on the third day following the Company's announcement of annual earnings, for service in the prior 12 months, an option to purchase 2,000 shares of Common Stock, and each new director who is elected or appointed during any year shall receive on such date of election or appointment an option to purchase 5,000 shares of Common Stock. In addition, the Director Plan Amendments will increase the number of shares of Common Stock authorized for issuance under the Director Plan to 100,000, and on the day of the Annual Meeting, each incumbent non-employee director will receive a one-time grant of an option to purchase 5,000 shares of Common Stock.

         Exercise. All of the options granted to date under the Director Plan vest over a four-year period. If the Director Plan Amendments are adopted, the option granted annually to each incumbent non-employee director will vest over a two-year period with 33 1/3% exercisable upon the date of grant and the remaining portion of the option vesting in 33 1/3% increments on each of the first and second anniversaries of the date of grant. The one-time option grant to each incumbent non-employee director proposed by the Director Plan Amendments will vest over a two-year period with 60% exercisable upon the date of grant and the remaining portion of the option vesting in 20% increments on each of the first and second anniversaries of the date of grant. The exercise price per share of options granted under the Director Plan is 100% of the per share fair market value of the Common Stock on the date of grant. The term of any options granted under the Director Plan is ten years from the date of grant. The option exercise price may be paid in cash or, to the extent permitted by the Board of Directors, by delivery of Common Stock already owned by the optionee (valued at the fair market value at the time of exercise) or such other consideration and method of payment as is permitted under the Texas Business Corporation Act.

         Non-Assignability. No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option is exercisable only by the optionee.

         Termination of Relationship. In the event that an optionee ceases to be a member of the Board of Directors for reasons other than the optionee's death or disability, any portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee ceases to be a member of the Board of Directors may be exercised, to the extent it is then vested, by the optionee within 60 days of the date the optionee ceases to be a member of the Board of Directors. All options shall terminate after such 60 days have expired.

         In the event that an optionee ceases to be a member of the Board of Directors by reason of his permanent disability or death, any portion of an option granted to such optionee which is then vested but has not been exercised at the time of such cessation of service shall be exercisable by the optionee (or by the optionee's personal representative or heir or legatee, in the event of death) at any time within six months following the date of permanent disability or death.

         If the Director Plan Amendments are adopted, then notwithstanding the foregoing, in the event that an optionee ceases to be a member of the Board of Directors for any reason and such optionee had been a director for the five consecutive years immediately preceding the date the optionee ceased to be a member of the Board of Directors, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative or heir or legatee, in the event of death, as the case may be) within 36 months of the date the optionee ceases to be a member of the Board of Directors.

         Holding Periods. Any equity security, as defined in the Exchange Act or the rules and regulations thereunder, offered pursuant to the Director Plan may not be sold for at least six months after the date of grant thereof, and any derivative security, as defined in the rules and regulations promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), offered pursuant to the Director Plan may not be sold for at least six months after the acquisition thereof, except in the event of the death or permanent disability of the holder thereof.

         Adjustments to Options. If shares of the Common Stock are subdivided or combined into a greater or smaller number of shares or if the Company issues any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

         If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or outstanding capital stock or otherwise (an "Acquisition"), the Board of Directors or the board of directors of any entity assuming the obligations of the Company under the Director Plan (the "Successor Board") shall, with respect to outstanding options, take one or more of the following actions: (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) accelerate the date of exercise of such options or of any installment of any such options; (iii) upon written notice to the optionees, provide that all options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iv) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options (to the extent then exercisable) over the exercise price thereof.

         In the event of a recapitalization or reorganization of the Company (other than a transaction described above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his option prior to such recapitalization or reorganization.

         Except as expressly described in this section, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than Common Stock or securities convertible into Common Stock.

         Amendment. The Board of Directors may, from time to time, alter, amend, suspend, or discontinue the Director Plan, or alter or amend any and all option agreements granted thereunder; provided, however, that no such action of the Board of Directors, without the approval of the shareholders of Company, may alter the provisions of the Director Plan so as to (i) increase the number of shares of Common Stock subject to the Director Plan (except as described above) or the formula by which options are granted to participating members of the Board of Directors, (ii) change the provisions of the Director Plan regarding the termination of options or the times when they may be exercised,
(iii) change the period during which any options may be granted or remain outstanding or the date on which the Director Plan shall terminate, (iv) change the class of employees or consultants eligible to be granted options under the Director Plan, or (v) materially increase the benefits accruing to participants under the Director Plan. The provisions of the Director Plan shall not be amended more than once during any six month period, except any amendments which may be required by the Internal Revenue Code of 1986, the Employee Retirement Income Security Act, or the rules thereunder.

         Federal Income Tax Aspects. Each of the options granted under the Director Plan will be non-qualified stock options. The federal income tax consequences for non-qualified stock options under the Director Plan are substantially similar to those described under the Incentive Plan. See "Federal Income Tax Aspects -- Non-ISOs" on page 19.

         As of April 14, 1998, the market value of the Common Stock as reported on The Nasdaq Stock Market was $22.375 per share.

         The following table provides information concerning options granted pursuant to the Director Plan.

                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                                                                   Options Outstanding
Name                                                                               as of April 14, 1998
----                                                                               --------------------
Alan W. Crites  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,139

G. Michael Machens  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,139

Robert E.M. Nourse  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,139

Lawrence H. Titus, Jr.  . . . . . . . . . . . . . . . . . . . . . . . . . .                1,722

Current Non-Employee Directors  . . . . . . . . . . . . . . . . . . . . . .                8,139 (1)
as a group (4 persons)

_______________

(1) Assumes that the current nominee for director at the Annual Meeting is elected by the shareholders.

        D.  APPROVAL OF THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has adopted the Stock Purchase Plan, subject to shareholder approval. The following summary of the Stock Purchase Plan is qualified in its entirety by express reference to the text of the Stock Purchase Plan, which is attached as Appendix A to this Proxy Statement.

         Purpose. The purpose of the Stock Purchase Plan is to give employees of the Company an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company has reserved 60,000 shares of Common Stock for issuance under the Stock Purchase Plan. Such shares of Common Stock may be newly issued by the Company or may be purchased in the open market by the Company. The Stock Purchase Plan will be administered by the Compensation Committee.

         Eligibility and Offerings. Any person who is an employee of the Company who is scheduled to work at least 20 hours per week on a regular basis and, unless such person was employed by the Company on April 1, 1998, has completed six months' of employment with the Company is eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan will be implemented by 24 monthly offerings of the Common Stock (the "Offerings") commencing, respectively, on April 1, 1998 and on the first day of each calendar month thereafter ending with March 1, 2000. Each Offering shall terminate on the last day of each such month, respectively. Common Stock will be purchased for participants in the Stock Purchase Plan as of the last day of each Offering with the money deducted from their paychecks during the Offering. The purchase price per share of Common Stock will be an amount equal to 85% of the fair market value of a share of Common Stock on the last day of such Offering.

         The maximum aggregate number of shares that may be purchased during an Offering is 2,500 shares. If the aggregate stock purchase accounts to be used for the purchase of Common Stock as of the last day of an Offering would purchase more than 2,500 shares, then the number of shares which would otherwise be purchased for each participant will be reduced proportionately and the remaining account balance of each participant will be distributed.

         Payroll Deductions. A participant may elect to have payroll deductions made under the Stock Purchase Plan for the purchase of Common Stock in an amount not to exceed 15% of the participant's compensation. Compensation for purposes of the Stock Purchase Plan means total cash compensation, including regular pay, overtime pay and bonuses, and it also includes pre-tax employee contributions under a Section 401(k) plan or non-qualified defined compensation plan. Contributions to the Stock Purchase Plan will be on an after-tax basis (i.e., such contributions are subject to federal, state and local taxes). A participant may terminate his or her payroll deductions at any time. A participant may elect (not more than once each quarter) to increase or decrease the amount of his or her payroll deductions.

         A stock purchase account will be established for each participant in the Stock Purchase Plan. Amounts deducted from participants' paychecks will be credited to their accounts with respect to each Offering. No interest will accrue with respect to any amounts credited to the accounts. As of the last day of each Offering, the amount credited to a participant's stock purchase account with respect to such Offering will be used to purchase the largest number of whole shares of Common Stock at the price as determined above. The Common Stock will be purchased directly from the Company. No brokerage or other fees will be charged to participants.

         Withdrawal and Transferability. A participant may withdraw from participation in the Stock Purchase Plan at any time by written notice to the Company. The payroll deductions of a withdrawing participant shall cease beginning with the next pay period. None of a participant's payroll deductions then credited to his or her account in connection with an Offering will be returned to the participant, but will instead be applied to the purchase of shares during the appropriate Offering. A participant's withdrawal from any Offering will disqualify the participant from again participating in the Stock Purchase Plan until the first Offering that commences after the next January 1 or July 1. Rights to purchase shares of Common Stock under the Stock Purchase Plan are exercisable only by the participant and are not transferable.

         Termination and Amendment. If not sooner terminated automatically because all shares reserved under the Stock Purchase Plan have been issued and sold, the Stock Purchase Plan will continue in effect until terminated by the

Board of Directors. The Board of Directors of the Company may amend or terminate the Stock Purchase Plan at any time, except that certain amendments may be made only with the approval of the shareholders of the Company.

         Federal Income Tax Consequences. The following is a summary of the federal income tax consequences to employees participating in the Stock Purchase Plan and to the Company, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, and does not address the consequences under any other applicable tax laws. The provisions of the Code, regulations thereunder and related interpretations are complicated and their impact in any one case may depend upon the particular circumstances relating thereto.

         Rights to purchase stock under the Stock Purchase Plan are referred to in the Code as "options." A participating employee will not recognize income at the time options are granted to such employee or when the employee exercises such options and purchases shares of Common Stock. Under the Stock Purchase Plan, both the grant date and the exercise date occur at the end of each Offering for tax purposes. An employee will be taxed on amounts withheld from salary under the Stock Purchase Plan as if actually received, and the Company will be entitled to deduct a corresponding amount.

         If an employee does not dispose of the shares of Common Stock purchased pursuant to the Stock Purchase Plan until more than two years after the date of grant of the options and one year after the exercise and transfer of the shares to the employee, or if the employee dies without having disposed of such shares, such employee must include in gross income as compensation (as ordinary income and not as capital gain) for the taxable year of disposition or death an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the amount paid for the shares, or (ii) the excess of the fair market value of the shares at the date of grant of the options over the exercise price. If the amount realized upon such a disposition by way of sale or exchange of the shares exceeds the purchase price plus the amount, if any, included in income as compensation, such excess will be capital gain. If the holding period for the shares is not more than one year, the gain or loss will be short-term capital gain or loss. Short-term capital gain is taxable at the same rates as ordinary income. If the holding period is more than one year, the gain or loss will be long-term capital gain or loss. In general, long-term capital gain is subject to lower maximum federal income tax rates than ordinary income. Currently, the maximum rate for long-term capital gain on assets held for more than eighteen months is generally 20%, and the maximum rate on capital gain on assets held for more than one year but less than eighteen months ("mid-term gain") is 28%.

         The Company will not be entitled to any deduction in respect of options granted under the Stock Purchase Plan or shares of Common Stock issued and delivered pursuant to the exercise of such options, if the holding period requirements are met or the employee dies prior to disposing of the shares acquired upon exercise.

         If an employee disposes of the shares of Common Stock within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the employee will recognize ordinary income at the time of disposition which will equal the excess, if any, of the fair market value of the shares on the date of exercise over the amount paid for such shares. The Company may be required to withhold taxes related to such ordinary income from other payments of compensation due the employee. The Company will generally be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on disposition of such shares over the fair market value of such shares on the date of exercise will be long-term, mid-term or short-term capital gain, depending upon the holding period for the shares. If an employee disposes of such shares for less than his or her basis in the shares, the difference between the amount realized and such basis will be a long-term or short-term capital loss, depending upon the holding period for the shares.

                          EMPLOYEE STOCK PURCHASE PLAN


                 Name and Position                               Dollar Value                # of Units
                 -----------------                               ------------                ----------
Gerald R. Szczepanski . . . . . . . . . . . . . . . . . .             (1)                       (1)
Chairman of the Board, President
and Chief Executive Officer

Monty R. Standifer  . . . . . . . . . . . . . . . . . . .             (1)                       (1)
Senior Vice President, Chief
Financial Officer, Treasurer
and Secretary

Loretta S. Falkner  . . . . . . . . . . . . . . . . . . .             (1)                       (1)
Senior Vice President--
General Merchandising
Manager

James F. Wimpress, Jr.  . . . . . . . . . . . . . . . . .             (1)                       (1)
Senior Vice President-Store Operations

William S. Kotch, III . . . . . . . . . . . . . . . . . .             (1)                       (1)
Vice President-Real Estate

All Executive Officers as a Group (5 persons) . . . . . .             (1)                       (1)
All Non-Employee Directors as a Group (4 persons) . . . .             (2)                       (2)

_______________

(1) Participation in the Stock Purchase Plan is voluntary. The Company cannot now determine the amount of shares of Common Stock that will be acquired by participants therein or the dollar value of any such participation.

(2)      Not eligible for participation.

         Approval of the Stock Purchase Plan will require the affirmative vote of the holders of the majority of the Common Stock present and represented at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                E.  RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has appointed the firm of Price Waterhouse LLP, which has served as independent auditors of the Company since 1992, as independent auditors of the Company for the fiscal year ending January 30, 1999, and recommends ratification by the shareholders of such appointment.
Such ratification requires the affirmative vote of the holders of a majority of the Common Stock entitled to vote on this matter and represented in person or by proxy at the Annual Meeting. Accordingly, under the Bylaws of the Company and in accordance with Texas law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The persons named in the accompanying proxy intend to vote for ratification of such appointment unless instructed otherwise on the proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

         In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. The Board of Directors may terminate the appointment of Price Waterhouse LLP as the Company's independent auditors without the approval of the shareholders of the Company whenever the Board of Directors deems such termination necessary or appropriate. A representative of Price Waterhouse LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.


                                 ANNUAL REPORT

         The 1997 Annual Report of the Company, including financial statements, accompanies this Proxy Statement.


                             SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit a proposal for inclusion in the proxy material for presentation at the Company's 1999 Annual Meeting of Shareholders must forward such proposal to the Secretary of the Company at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than January 11, 1999.

                                   FORM 10-K

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 31, 1998, AS FILED WITH THE SEC, EXCLUDING EXHIBITS, ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO GADZOOKS, INC., 4121 INTERNATIONAL PARKWAY, CARROLLTON, TEXAS 75007, ATTENTION: MONTY R. STANDIFER, SECRETARY. COPIES OF EXHIBITS ARE AVAILABLE UPON PAYMENT OF A $25.00 FEE TO COVER THE COSTS OF REPRODUCTION.


                                 OTHER MATTERS

         The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.


                                      By Order of the Board of Directors,

                                            /s/ Monty R. Standifer

                                              Monty R. Standifer
                                                   Secretary

May 11, 1998

                                                                      APPENDIX A
                                 GADZOOKS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                              ARTICLE I.  PURPOSE

         1.1 Purpose. This Gadzooks, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Gadzooks, Inc. and any subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                            ARTICLE II.  DEFINITIONS

         In addition to other terms defined herein the following terms shall have the indicated meanings when used in the Plan.

         Board of Directors. "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

         Compensation. "Compensation " shall mean base salary or wages plus payments for overtime, commissions and bonuses, without reduction for deferrals under qualified and nonqualified plans of deferred compensation.

         Committee. "Committee" shall mean the individuals described in Article XI.

         Employee. "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company, but who is regularly scheduled to work more than 20 hours per week.

         Participant. "Participant" means an Employee who has met the eligibility requirements of Section 3.1 hereof.

         Plan Entry Date. "Plan Entry Date" means January 1 or July 1 of each year.

         Subsidiary. "Subsidiary Corporation" shall mean any present or future corporation which (i) would be a "subsidiary corporation" of Company as that term is defined in Section 424 of the Code and (ii) is designated as a participating affiliate in the Plan by the Board of Directors.

                  ARTICLE III.  ELIGIBILITY AND PARTICIPATION

         3.1 Eligibility. Except as otherwise specifically provided herein, any individual who is an Employee as of the effective date set forth in Section
12.5 shall become eligible to participate in Offerings under the Plan which commence on or after the Effective Date. Thereafter, any Employee who has completed six months' of employment with the Company shall be eligible to participate in Offerings under the Plan which commence on or after that Plan Entry Date which first occurs after meeting such service requirement.

         3.2 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan.

         3.3 Restrictions in Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

                 (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

                 (b) which permits his or her rights to purchase stock under all Employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000.00 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

         3.4 Commencement of Participation. An eligible Employee may become a Participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a Participant shall commence on the applicable Offering Commencement Date when such authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Article VIII below.

                             ARTICLE IV.  OFFERINGS

         4.1     Annual Offerings. The Plan will be implemented by twenty-four
(24) monthly offerings of the Company's Common Stock (the "Offerings") commencing, respectively, on April 1, 1998 and on the first day of each calendar month thereafter ending with March of 2000. Each Offering shall terminate on the last day of each such month, respectively.

         In each Offering, the maximum number of shares that may be issued shall be 2,500 shares, plus any unissued shares, whether offered or not, from the immediately preceding Offering. The aggregate number of shares that may be issued under the Plan is 60,000. The commencement date of each Offering ("Offering Commencement Date") shall be the first day of each calendar month in the period beginning April 1, 1998 and ending March 31, 2000. The termination date of each Offering ("Offering Termination Date") shall be the last day of each such calendar month.

                         ARTICLE V.  PAYROLL DEDUCTIONS

         5.1 Amount of Deduction. At the time a Participant files an authorization for payroll deduction, the Employee shall elect to have deductions made, in accordance with procedures established by the Committee, on each payday during the time he or she is a Participant in an Offering at the rate of not less than 1%, nor more than 15% of his or her Compensation in effect at the Offering Commencement Date of such Offering.

         5.2 Participant's Account. All payroll deductions made for a Participant shall be credited to the Employee's account under the Plan. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4 hereof.

         5.3 Changes in Payroll Deductions. Within the first thirty (30) days of a calendar quarter a Participant may make a prospective change (but not below 1%) in the percentage of his or her Compensation to be deferred for the rest of the quarter. However, no more than one such change may be made in any such thirty (30) day period.

         5.4 Leave of Absence. If a Participant goes on a leave of absence, such Participant shall have the right to elect: (a) to discontinue contributions to the Plan but remain a Participant in the Plan, or (b) remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from any payments of Compensation by the Company to the Participant during such leave of absence.

                        ARTICLE VI.  GRANTING OF OPTION

         6.1 Number of Option Shares. On the Offering Termination Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock of the Company equal to an amount determined as follows: an amount equal to (i) that amount of the Employee's Compensation which has been withheld for the Offering in accordance with the Plan, divided by (ii) 85% of the market value of the stock of the Company on that Offering Termination Date or the nearest prior business day on which trading in Common Stock of the Company occurred on the NASDAQ National Market System.. The market value of the Company's stock shall be determined as provided in Section 6.2 below.

         6.2 Option Price. The option price of stock purchased with payroll deductions made during such Offering for a Participant therein shall be 85% of the closing price of the stock on the Offering Termination Date or the nearest prior business day on which trading in Common Stock of the Company occurred on the NASDAQ National Market System. If the Common Stock of the Company is not admitted to trading on such date, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for purposes of the Offering by the Committee.

                        ARTICLE VII.  EXERCISE OF OPTION

         7.1 Automatic Exercise. The option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.1), and any excess in his or her account at that time will be returned to the Participant.

         7.2 Fractional Shares. Fractional shares will be calculated to the fourth decimal point.

         7.3 Transferability of Option. During a Participant's lifetime, options held by such Participant shall be exercisable only by that Participant.

         7.4 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the stock purchased upon exercise of his or her option.

                           ARTICLE VIII.  WITHDRAWAL

         8.1 In General. A Participant may withdraw from participation in the Plan at any time by giving written notice to the Company. The Compensation deferrals of a withdrawing Participant shall cease beginning with the next pay period. None of the Participant's payroll deductions then credited to his or her account in connection with an Offering will be returned to the Participant, but will instead be applied to the exercise of options during the appropriate Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his or her accumulated payroll deductions as an election to withdraw from the Plan.

         8.2 Effect on Subsequent Participation. A Participant's withdrawal from any Offering will disqualify the Participant from again participating in the Plan until the first Offering that commences after the next January 1 or July 1.

         8.3 Termination of Employment. Upon loss of status as an Employee or termination of the Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), any payroll deductions then credited to the Employee's account will be returned to the Employee.

         8.4 Termination of Employment Due to Death. Upon termination of the Participant's employment because of his or her death, his or her legal representative shall have the right to elect, by written notice given to the Company prior to the Offering Termination Date, either:

                 (a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan, or

                 (b) to exercise the Participant's option for the purchase of stock on the Offering Termination Date next following the date of the Participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the Participant's account at the date of the Participant's death will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.1), and any excess in such account will be paid to the legal representative, without interest. In the event that no such written notice of election shall be duly received by the Company, the legal representative shall automatically be deemed to have elected, pursuant to this paragraph (b), to exercise the Participant's option.

         8.5 Leave of Absence. A Participant on leave of absence shall, subject to the election made by such Participant, continue to participate in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than 90 days and who, therefore, is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or
(b) three months from the 90th day of such leave of absence, such Participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                             ARTICLE IX.  INTEREST

         9.1 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant Employee; provided, however, that interest shall be paid on any and all money which is distributed to an Employee or a legal representative pursuant to the provisions of Sections 8.3 and 8.4 hereof. Such distributions shall bear simple interest during the period from the date of withholding to the date of return at the regular passbook savings account rates per annum in effect at Wells Fargo Bank in Dallas, Texas during the applicable Offering period or, if such rates are not published or otherwise available for such purpose, at the regular passbook savings account rates per annum in effect during such period at another major commercial bank in Dallas, Texas selected by the Board of Directors or the Committee. Where the amount returned represents an excess amount in an Employee's account after such account has been applied to the purchase of stock, the Employee's withholding account shall be deemed to have been applied first toward purchase of stock under the Plan, so that interest shall be paid on the last withholdings during the period which results in the excess amount.

                               ARTICLE X.  STOCK

         10.1 Maximum Shares. The maximum number of shares which shall be reserved for issuance under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof shall be 2,500 shares in each monthly Offering plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed 60,000 shares for all Offerings. Such shares may be newly issued by the Company or may be purchased by the Company on the open market. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with
Article VI above exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in a nearly uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned as promptly as possible.

         10.2 Participant's Interest in Option Stock. A Participant will have no interest in stock covered by his or her option until such option has been exercised.

         10.3 Registration of Stock. Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law. Any such notice shall be given in accordance with procedures established by the Committee.

         10.4 Restrictions on Exercise. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective.

                          ARTICLE XI.  ADMINISTRATION

         11.1 Appointment of Committee. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than three individuals who need not be members of the Board.

         11.2 Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

         11.3 Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                          ARTICLE XII.  MISCELLANEOUS

         12.1 Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan.

         12.2 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         12.3    Adjustments Upon Changes in Capitalization.

                 (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

                 (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option under the Plan will be entitled to receive at the Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provision of this Section 12.3 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

         12.4 Amendment and Termination. The Board of Directors shall have complete power and authority to terminate and amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.3 hereof); or
(ii) amend the requirements as to the class of Employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan.

         12.5 Effective Date. The Plan shall become effective as of April 1, 1998, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before December 31, 1998. If the Plan is not so approved, the Plan shall not become effective.

         12.6 No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

         12.7 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

         12.8 Governing Law. The law of the State of Texas will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

         12.9 Notices. All notices to the Company shall be in writing or written telecommunication and deemed effective when received by the Company at:

                                 Gadzooks, Inc.
                           4121 International Parkway
                            Carrollton, Texas 75007
                             Phone: (972) 307-5555
                              Fax: (972) 662-4296

                  Attn:  Human Resources - Benefits Department

(or such other address as may be specified from time to time by the Company); provided that notice by telecommunication shall be confirmed in writing by personal delivery, U.S. mail, certified mail or registered mail of a copy thereof.

--------------------------------------------------------------------------------

                                     PROXY
                                 GADZOOKS, INC.
                           4121 INTERNATIONAL PARKWAY
                            CARROLLTON, TEXAS  75007

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gerald R. Szczepanski, Monty R. Standifer and Eliot D. Raffkind as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Gadzooks, Inc. held on record by the undersigned on May 6, 1998, at the annual meeting of stockholders to be held on June 18, 1998 or any adjournment thereof.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, 4 and 5.


                     (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)

--------------------------------------------------------------------------------
                           *  FOLD AND DETACH HERE  *

--------------------------------------------------------------------------------
A VOTE "FOR" PROPOSALS 1 THROUGH 5 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

                                                          Please mark your
                                                          votes as indicated [X]
                                                          in this example

ITEM 1. Election of director

                                                NOMINEE:  Robert E.M. Nourse

                    WITHHOLD                   (INSTRUCTIONS:  To withhold
   FOR             AUTHORITY                   authority to vote for any
the nominee      to vote for the               individual nominee, write that
listed to the   nominee listed to              nominee's name in the space
   right            the right                  provided below.)


    [ ]                [ ]
                                                -------------------------------


ITEM 2. Proposal to approve the amendment to the 1992 Incentive and Nonstatutory Stock Option Plan.

                FOR             AGAINST            ABSTAIN

                [ ]               [ ]                [ ]


ITEM 3. Proposal to approve the amendments to the 1995 Non-Employee Director Stock Option Plan.

                FOR             AGAINST            ABSTAIN

                [ ]               [ ]                [ ]


ITEM 4.  Proposal to approve the adoption of the Employee Stock Purchase Plan.

                FOR             AGAINST            ABSTAIN

                [ ]               [ ]                [ ]


ITEM 5. Proposal to ratify the appointment of Price Waterhouse LLP as independent auditors of the corporation.

                FOR             AGAINST            ABSTAIN

                [ ]               [ ]                [ ]

ITEM 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


         CHANGE OF ADDRESS AND OR COMMENTS MARK HERE [ ]


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE
          ----------------------------------------------------------------------
SIGNATURE
          ----------------------------------------------------------------------
DATE
          ---------------------------------

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


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